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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 22, 1996, with respect to the financial statements of The First Gray Line Corporation included in the Registration Statement (Form S-1 No. 333-46737) and related Prospectus of Avis Rent A Car, Inc. dated March 2, 1998.


                                          /s/ Ernst & Young LLP


Los Angeles, California
February 27, 1998